EXHIBIT NUMBER 3

            NO.                                                    SHARES
                                    TORVEC, INC.
                INCORPORATED UNDER THE LAWS OF THE STATE OF NEW YORK
              THE CORPORATION IS AUTHORIZED TO ISSUE 40,000,000 COMMON
                        SHARES WITH A PAR VALUE OF $.01 EACH
                                SEE LEGEND ON REVERSE
                      This Certifies that
            _________________________________is the registered holder of

            ______________________ fully paid and non-assessable Shares of the above Corporation transferable only on the books of the Corporation by the holder hereof in person or by duly authorized Attorney upon surrender of this Certificate properly endorsed.

            In Witness Whereof, the said Corporation has caused this Certificate to be signed by its duly authorized officers and to be sealed with the Seal of the Corporation.
                 This ______________ day of ______________A.D. 19__

            __________________________           _____________________
                     SECRETARY                          PRESIDENT






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                      NO SALE, OFFER TO SELL, OR TRANSFER OF THE UNITS
            REPRESENTED BY THIS CERTIFICATE SHALL BE MADE IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933, AS AMENDED, AND IN COMPLIANCE WITH ANY APPLICABLE STATE SECURITIES LAWS OR AN OPINION OF COUNSEL SATISFACTORY TO THE COMPANY THAT THE PROPOSED TRANSFER IS EXEMPT FROM THE REGISTRATION REQUIREMENTS OF SAID ACT AND IS IN COMPLIANCE WITH APPLICABLE STATE SECURITIES LAWS.
                                     CERTIFICATE
                                         FOR
                                       SHARES
                                       of the
                                       Common
                                        Stock
                             __________________________



                             __________________________

                                      ISSUED TO
                             ___________________________

                                        DATE
                             ___________________________


                 For Value Received, ______ hereby sell, assign and transfer unto



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            ____________________________________________________________
            ____________________________________________________________
            _____________________________________ Shares
            of the Common Stock represented by the within Certificate, and do hereby irrevocably constitute and appoint
            ____________________________________________________________
            _____________ Attorney
            to transfer the said Stock on the books of the within named Corporation with full power of substitution in the premises.
                 Dated______________, 19__

                      In                   presence                   of
                      __________________________________________________
                      ____.



















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